Exhibit 1.1

                         Form of Underwriting Agreement


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              THE CIT GROUP SECURITIZATION CORPORATION II, SELLER
                         Manufactured Housing Contract
                           Pass-Through Certificates


                             UNDERWRITING AGREEMENT





                                                                          , 199


[Name(s) and Address(es) of
 Underwriters]

Dear Sirs:

     The CIT Group Securitization Corporation II (the "Company"), a Delaware corporation with its principal place of business in Livingston, New Jersey, is a wholly-owned limited-purpose finance subsidiary of the CIT Group Holdings, Inc., a Delaware corporation. The Company has authorized the issuance by the Trustee (as defined below) and sale of Manufactured Housing Contract Pass-Through Certificates (the "Certificates") evidencing interests in manufactured housing installment sales contracts and installment loan agreements (the "Contracts") and having aggregate outstanding principal balances of up to $_____________. The Certificates may be issued in various series, and, within each series, in one or more classes, and, within each class, in one or more sub-classes, in one or more offerings on terms determined at the time of sale each such series, a "Series" and each such class, a "Class"). Each Series of the Certificates will be issued under a separate Pooling and Servicing Agreement (each, a "Pooling and Servicing Agreement") with respect to such Series among the Company, as seller, The CIT Group/Sales Financing, Inc. (in such capacity, the "Servicer") and a trustee to be identified in the prospectus supplement for each such Series (the "Trustee"). The Certificates of each Series will evidence specified interests in separate pools of Contracts (each, a "Contract Pool") and certain other property held in trust with respect to such Series (each, a "Trust Fund"). The form of each Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement (hereinafter defined).




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     The Certificates are more fully described in a Registration Statement which the Company has furnished to you. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement. The term "you" as used herein, unless the context otherwise requires, shall mean [managing underwriter] and such persons as are named as co-managers in the applicable Terms Agreement (defined below).

     Upon a determination by the Company to make an offering of a Series of Certificates through you as managing underwriter or through an underwriting syndicate managed by you, it will enter into an agreement (the "Terms Agreement") providing for the sale of such Certificates to, and the purchase and offering thereof by, you and such other underwriters, if any, selected by you as have authorized you to enter into such Terms Agreement on their behalf (the "Underwriters," which term shall include you whether acting alone in the sale of Certificates or as a member of an underwriting syndicate). The Terms Agreement relating to such offering of a Series of Certificates shall specify, among other things, the principal amount or amounts of Certificates to be issued, the price or prices at which the Certificates are to be purchased by the Underwriters from the Company and the initial public offering price or prices or the method by which the price or prices at which such Certificates are to be sold will be determined. A terms agreement relating to such Series of Certificates, which shall be substantially in the form of Exhibit A hereto (a "Terms Agreement"), may take the form of an exchange of any standard form of written telecommunication between you and the Company. The offering of any such Series of Certificates will be governed by this Agreement, as supplemented by the applicable Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon the Underwriters participating in the offering of such Certificates. Subject to Section 3(g), the Company may, in its sole discretion, offer a Series of Certificates through an underwriter other than you, or through an underwriting syndicate which is not managed by you.

     The Company and The CIT Group Holdings, Inc. have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 and Form S-11 (No. 33-85224 and _______, the "registration statement") relating to the Certificates, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933 (the "1933 Act"), and have filed, and propose to file, such amendments thereto as may have been required to the date hereof pursuant to the 1933 Act and the rules of the Commission thereunder (the "Regulations"). Such registration statement, as amended at the time when it becomes effective under the 1933 Act, and the prospectus relating to the sale of Certificates by the Company constituting a part thereof, as from time to time each is amended or supplemented pursuant to the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus" respectively; provided, however, that a supplement to the Prospectus contemplated by Section 3(a) hereof (a "Prospectus Supplement") shall be deemed to have supplemented the Prospectus only with respect to the offering or offerings of Certificates to which it relates.

     SECTION 1. Representations and Warranties. The Company represents and warrants to you as of the date hereof, and to the Underwriters named in any



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Terms  Agreement,  all as of the date of such Terms Agreement (in each case, the
"Representation Date"), as follows:

          (1) The Registration Statement and the Prospectus, at the time the Registration Statement became effective did, and as of the applicable Representation Date will, comply in all material respects with the requirements of the 1933 Act and the Regulations. The Registration Statement, at the time it became effective did not, and as of the applicable Representation Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as amended or supplemented at the time the Registration Statement became effective did not, and as amended or supplemented as of the applicable Representation Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in, or omissions from, the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriters or by any third-party provider of credit enhancement expressly for use in the Registration Statement or Prospectus. The conditions to the use by the Company of a registration statement on Form S-3 and Form S-11 under the 1933 Act, as set forth in the General Instructions to Form S-3 and Form S-11, have been satisfied with respect to the Registration Statement and the Prospectus. There are no contracts or documents of the Company which are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the Regulations which have not been so filed.

          (2) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the applicable Pooling and Servicing Agreement and such Terms Agreement; and the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on its business, properties, assets, or condition (financial or other).

          (3) The Company is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other


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     instrument to which it is a party or by which it or its  properties  may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of the Company or which might materially and adversely affect the properties or assets thereof.

          (4) The execution and delivery by the Company of this Agreement, such Terms Agreement and the applicable Pooling and Servicing Agreement are within the corporate power of the Company and have been duly authorized by all necessary corporate action on the part of the Company; and neither the issuance and sale of the Certificates to the Underwriters, nor the execution and delivery by the Company of this Agreement and the Pooling and Servicing Agreement, nor the consummation by the Company of the transactions therein contemplated, nor compliance by the Company with the provisions hereof or thereof, will materially conflict with or result in a material breach of, or constitute a material default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Company or its properties or the certificate of incorporation or by-laws of the Company, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Company is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument.

          (5) This Agreement has been, and such Terms Agreement when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Company, and each constitutes, or will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against the Company in accordance with its terms, subject (i) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally,
     (ii) as to enforce-ability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and
     (iii) as to enforceability with respect to rights of indemnity thereunder, to limitations of public policy under applicable securities laws.

          (6) Each applicable Pooling and Servicing Agreement when executed and delivered as contemplated hereby and thereby will have been duly authorized, executed and delivered by the Company, and will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against the Company in accordance with its terms, subject (i) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and (ii) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).


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          (7) As of the  Closing  Time (as defined  below)  with  respect to the
     Series  of  Certificates  to  which  such  Terms  Agreement  relates,   the
     Certificates will have been duly and validly authorized by the Company, and, when executed and authenticated as specified in the related Pooling and Servicing Agreement, will be validly issued and outstanding and will be entitled to the benefits of the related Pooling and Servicing Agreement.

          (8) No filing or registration with, notice to or consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, the applicable Pooling and Servicing Agreement or such Terms Agreement, except such as may be required under the 1933 Act, the Regulations, or state securities or Blue Sky laws.

          (9) The Company possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it and as described in the Prospectus, other than such licenses, the failure of which to possess would not have a material adverse effect on the interests of Certificateholders under the Pooling and Servicing Agreement, and the Company has received no notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Company.

          (10) As of the Closing Time with respect to the Series of Certificates to which such Terms Agreement relates, the Contracts constituting a portion of the Trust Fund will have been duly and validly assigned to the Trustee in accordance with the applicable Pooling and Servicing Agreement; and when such assignment is effected, a duly and validly perfected transfer of all such Contracts subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance created by the Company will have occurred.

          (11) As of the Closing Time with respect to the Series of Certificates to which such Terms Agreement relates, each of the Contracts will meet the eligibility criteria described in the Prospectus.

          (12) Neither the Company nor the Trust Fund created by the applicable Pooling and Servicing Agreement will be subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").


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          (13) The Certificates, the applicable Pooling and Servicing Agreement, and any Standard Hazard Insurance Policies, Letter of Credit or other form of credit enhancement conform in all material respects to the descriptions thereof contained in the Prospectus.

          (14) At the Closing Time with respect to a Series of Certificates, the
     Certificates   shall  have  received  the  certificate  rating  or  ratings specified in such Terms Agreement.

          (15) At the Closing Time with respect to a Series of Certificates, each of the representations and warranties of the Company set forth in the related Pooling and Servicing Agreement will be true and correct in all material respects.

     Any certificate signed by an officer of the Company and delivered to you or counsel for the Underwriters in connection with an offering of Certificates shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

     SECTION 2 . Purchase and Sale. The commitment of the Underwriters to purchase Certificates pursuant to any Terms Agreements shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     Payment of the purchase price for, and delivery of, any Certificates to be purchased by the Underwriters pursuant to any Terms Agreement shall be made at the office of [name and address of managing underwriter], or at such other place as shall be agreed upon by you and the Company, at such time or date as shall be agreed upon by you and the Company in such Terms Agreement (each such time and date being referred to as a "Closing Time"). Unless otherwise specified in such Terms Agreement, payment shall be made to the Company, at the option of the Company, either (a) by certified or official bank check or checks in New York Clearing House or similar next day funds payable to the order of the Company, or
(b) in immediately available Federal funds wired to such bank as may be designated by the Company. Such Certificates shall be in such denominations and registered in such names as you may request in writing at least two business days prior to the applicable Closing Time. Such Certificates, which may be in temporary form, will be made available for examination and packaging by you no later than 12:00 noon on the first business day prior to the applicable Closing Time.

     SECTION 3. Covenants of the Company. In connection with each offering of a Series of Certificates made through you as managing underwriter or through an underwriting syndicate managed by you, the Company covenants with you and the Underwriters named in the related Terms Agreement, as follows:


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          (a) Immediately  following the execution of such Terms Agreement,  the
     Company will prepare a Prospectus Supplement setting forth the principal amount of Certificates covered thereby, the price or prices at which the Certificates are to be purchased by the Underwriters from the applicable Trust, either the initial public offering price or prices or the method by which the price or prices by which the Certificates are to be sold will be determined, the selling concession(s) and reallowance(s), if any, and any delayed delivery arrangements, which information shall be provided by you to the Company, and such other information as you and the Company deem appropriate in connection with the offering of the Certificates. The Company will promptly transmit copies of such Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the 1933 Act and will furnish to such Underwriters as many copies of the Prospectus and such Prospectus Supplement as you shall reasonably request.

          (b) If at any time when the Prospectus relating to such Series of Certificates is required by the 1933 Act to be delivered in connection with sales of the Certificates by you or the Underwriters, any event shall occur or condition exist as a result of which it is necessary, in the opinion of your counsel, counsel for the Company, or otherwise, to further amend or supplement such Prospectus in order that such Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of circumstances existing at the time it is delivered to a purchaser, not misleading or if it shall be necessary, in the opinion of any such counsel or otherwise, at any such time to amend or supplement the Registration Statement or such Prospectus in order to comply with the requirements of the 1933 Act or the Regulations thereunder, the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements, and within two business days of such filing will furnish to the Underwriters as many copies of the Prospectus, as so amended or supplemented, as you shall reasonably request.

          (c) The Company will give you reasonable notice, with respect to such Series of Certificates, of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus relating to such Series of Certificates, whether pursuant to the 1933 Act or otherwise, will furnish you with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing, and will not file any such amendment or supplement or other documents in a form to which you or your counsel shall object.

          (d) The Company will notify you immediately, with respect to such Series of Certificates, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the


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     mailing or the delivery to the  Commission  for filing of any supplement to the Prospectus relating to such Series of Certificates or any document, other than quarterly and annual reports to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act") relating to such Series of Certificates, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement relating to such Series of Certificates, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus relating to such Series of Certificates or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (e) The Company will deliver to you as many as three signed and as many conformed copies of the Registration Statement (as ordinarily filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as you may reasonably request.

          (f) The Company will endeavor, in cooperation with you, to qualify such Certificates for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Certificates; provided, however, that the Company will not be required to qualify to do business in any state in which it is not currently so qualified. The Company will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Certificates have been qualified as above provided.

          (g) The Company will not, without your prior consent, publicly offer or sell any other pass-through certificates for a period of 30 days from the date of any Terms Agreement.

          (h) If the Company has elected to cause the applicable Contract Pool to be treated as a real estate mortgage investment conduit (a "REMIC"), the Company will prepare, or cause to be prepared, and file, or cause to be filed a timely election to treat the Contract Pool as a REMIC for federal income tax purposes.

     SECTION 4. Conditions of Underwriters' Obligations. The Obligations of the Underwriters to purchase Certificates pursuant to any Terms Agreement are subject to the accuracy of the representations and warranties on the part of the


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Company  herein  contained,  to the accuracy of the  statements of the Company's officers made pursuant hereto, to the performance by the Company of all of its obligations hereunder and to the following further conditions:

          (a) At the applicable Closing Time (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued or, to the knowledge of the Company or you, proceedings therefor initiated or threatened by the Commission, (ii) the Certificates shall have received the rating or ratings specified in the applicable Terms Agreement, and (iii) there shall not have come to your attention any facts that would cause you to believe that the Prospectus, together with the applicable Prospectus Supplement at the time it was required to be delivered to a purchaser of the Certificates, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

          (b) At the applicable Closing Time you shall have received:

               (1) The favorable opinion, dated as of the applicable Closing Time, of in-house General Counsel for the Company and the Servicer, in form and substance satisfactory to such of you as may be named in the applicable Terms Agreement, to the effect that:

                    (i) The  Company  and  the  Servicer  have  each  been  duly organized and are validly existing as corporations in good standing under the laws of the State of Delaware.

                    (ii) The Company and the  Servicer  each have the  corporate power and corporate authority to carry on their respective businesses as described in the Prospectus and to own and operate their properties in connection therewith.

                    (iii) The Company  and the  Servicer  are each  corporations duly organized, validly existing and in good standing under the laws of the jurisdiction of their organization and each has the corporate power to own its assets and to transact the business in which it is currently engaged. The Company and the Servicer are each qualified to do business as a foreign corporation and each is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Company or the Servicer, respectively.


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                    (iv) This Agreement and the applicable  Terms Agreement have been duly authorized, executed and delivered by each of the Company and the Servicer, and each is a valid and binding obligation of the Company and the Servicer enforceable against each of the Company and the Servicer in accordance with its terms, except that (A) such enforcement may be subject to
               bankruptcy,  insolvency,  reorganization,   moratorium  or  other
               similar laws now or hereafter in effect relating to creditors' rights generally, (B) such enforcement may be limited by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (C) the enforceability as to rights to indemnity thereunder may be limited under applicable law.

                    (v) The applicable Pooling and Servicing  Agreement has been duly authorized, executed and delivered by the Company and the Servicer, and is a valid and binding obligation of each of the Company and the Servicer enforceable against each of the Company and the Servicer in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) such enforcement may be limited by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                    (vi) The  execution  and  delivery  by the  Company  and the
               Servicer of this Agreement, the applicable Terms Agreement and the applicable Pooling and Servicing Agreement and the signing of the Registration Statement by the Company are within the corporate power of the Company and the Servicer, as applicable, and have been duly authorized by all necessary corporate action on the part of the Company and the Servicer as applicable; and
               neither  the  issue  and  sale  of  the  Certificates,   nor  the
               consummation of the transactions contemplated herein nor the fulfillment of the terms hereof will, to the best of such counsel's knowledge, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Servicer pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or the Servicer is a party or by which either may be bound or to which the property or assets of the Company or the Servicer are subject (which contracts, indentures, mortgages, loan agreements, notes, leases and other such instruments have been identified by the Company or the Servicer to such counsel), nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or the Servicer or, to the best of such counsel's knowledge, any law, administrative regulation or administrative or court decree of any state or federal courts, regulatory bodies, other body, governmental entity or arbitrator having jurisdiction over the Company or the Servicer.

                    (vii) To the best of such counsel's knowledge,  no filing or
               registration   with   or   notice   to  or   consent,   approval,
               authorization or order of any New Jersey or federal court or governmental authority or agency is required for the consummation by the Company or the Servicer of the transactions contemplated by this Agreement or the applicable Terms Agreement, except such as may be required under the 1933 Act or the Regulations, or state securities or Blue Sky laws.

               (2) The favorable opinion, dated as of the applicable Closing Time, of Lowenstein, Sandler, Kohl, Fisher, and Boylan, special local New Jersey counsel for the Company and the Servicer, in form and substance satisfactory to such of you as may be named in the applicable Terms Agreement, to the effect that the Security interest of the Trustee in the Contracts and in the proceeds thereof will be perfected and will constitute a first perfected security interest upon the taking of possession of the Contracts by the Servicer as custodian for the Trustee and upon the filing of UCC financing statements in the offices of the Secretary of State of New Jersey naming the Company as the debtor and the Trustee as secured party; provided, however, that
          (i) for purposes of its opinion in this paragraph such counsel may assume that (a) the Company has good title and is the sole owner and holder of each Contract free and clear of any right of rescission, set-off, defense or counterclaim, charges, security interests or other rights of any nature and has full right and authority, subject to no agreement with any other party, to sell, pledge and assign the same,
          (b) immediately prior to conveyance thereof to the Company, the Servicer was the obligee under the Contracts and the Servicer has assigned all of its right, title and interest in the Contracts to the Company, (c) no Contract constitutes proceeds of any property subject to a third party's security interest and (d) that the Company's chief executive office is in the State of New Jersey; (ii) for purposes of its opinion in this paragraph, such counsel may assume that (a) the Trustee took the assignment of the Contracts in good faith for value and without notice or knowledge of any adverse claims, liens or encumbrances or of any defense against or claim to the Contracts on the part of any person; and (b) the Trustee gave value for the

          Contracts and the Servicer took possession of the Contracts as agent for the Trustee in the ordinary course of the Trustee's business; and
          (iii) such counsel need express no opinion (a) as to the continuation of a security interest in the Contracts in the event the Servicer relinquishes possession of such Contracts and a subsequent purchaser takes possession without notice of the Trustee's interest, (b) as to the continuation of a security interest in the Contracts if continuation statements are not filed as required by the Pooling and Servicing Agreement, and (c) as to the priority of any security interest in the Contracts against any liens, claims or other interests that arise by operation of law and do not require any filing or similar action in order to take priority over perfected security interests. In addition, because it is not practicable to review each of the Contracts, in rendering its opinion such counsel may assume that each Contract evidences a monetary obligation and a security interest in a Manufactured Home that constituted personal property, and not real property, at the origination thereof.

               (3) The favorable opinion, dated as of the applicable Closing Time, of Schulte Roth & Zabel, special counsel for the Company and the Servicer, in form and substance satisfactory to such of you as may be named in the applicable Terms Agreement, to the effect that:

                    (i) The  Certificates  have been duly  authorized  and, when executed and authenticated as specified in the related Pooling and Servicing Agreement and issued and delivered and paid for as contemplated by the Registration Statement, will be duly issued and entitled to the benefits of the related Pooling and Servicing Agreement.

                    (ii) The  Registration  Statement became effective under the
               1933 Act as of the date and time specified in the order of the Commission with respect thereto and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                    (iii) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939. as amended.

                    (iv) The conditions to the use by the Company of a registration statement on Form S-3 and Form S-11 under the 1933 Act, as set forth in the General Instructions to Form S-3 and

               Form S-11, have been satisfied with respect to the Registration Statement and the Prospectus. To the best of such counsel's knowledge, there are no contracts or documents of the Company which are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the Regulations thereunder which have not been so filed.

                    (v) The  statements  in the  Prospectus  under  the  heading
               "Certain Federal Income Tax Consequences," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

                    (vi) The Trust Fund  created by the  applicable  Pooling and
               Servicing Agreement is not, and will not as a result of the offer and sale of the Certificates as contemplated in the Prospectus and in this Agreement become, required to register as an "investment company" under the 1940 Act.

                    (vii) The statements in the Prospectus  Supplement under the caption "Description of the Certificates," insofar as such statements purport to summarize certain terms of the Certificates and the applicable Pooling and Servicing Agreement, Present a fair summary of such documents.

                    (viii) The Registration  Statement and the Prospectus (other than the financial statements and other financial, statistical and numerical information included therein, as to which no opinion need be rendered) as of their respective effective or issue dates, and each amendment thereof and supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the 1933 Act and the Regulations thereunder.

               Such  counsel  shall  state  that  it  has  participated  in  the conferences with officers and other representatives of the Company and the Servicer, your counsel, representatives of the independent accountants for the Company and the Servicer and you at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as stated in paragraphs 4(b)(3)(v) and 4(b)(3)(vii) above) and has made no independent check or verification thereof for the purpose of rendering this opinion, on the basis of the foregoing (relying as to materiality to a large extent upon the certificates of officers and other representatives of the Company and the Servicer), no facts have come to their attention that leads such counsel to believe that the Registration Statement, when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Registration Statement and the Prospectus on their respective dates contained, and the Prospectus on the date of first use contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no view with respect to the financial statements, schedules and other financial, statistical and numerical data included in or incorporated by reference into the Registration Statement or the Prospectus, or as to any information furnished to the Company for inclusion in the Prospectus by any third-party provider of credit enhancement.

               Said counsel may state that they are admitted to practice only in the State of New York, that they are not admitted to the Bar in any other State and are not experts in the law of any other State and to the extent that the foregoing opinions concern the laws of any other State such counsel may rely upon the opinion of counsel satisfactory to the Underwriters and admitted to practice in such jurisdiction. Any opinions relied upon by such counsel as aforesaid shall be addressed to the Underwriters and shall be delivered together with the opinion of such counsel, which shall state that such counsel believes that their reliance thereon is justified.

               The Company shall cause legal counsel to deliver to you such additional opinions addressing the transfer by the Company to the Trustee of its right title and interest in and to the Contracts and other property included in the Trust Fund on the Closing Time as may be required by each Rating Agency rating the Certificates.

               (4) The favorable opinion of counsel, which may be in-house counsel to the Trustee, dated as of the applicable Closing Time, addressed to you and in form and scope satisfactory to your counsel, to the effect that:

                    (i) The applicable Pooling and Servicing  Agreement has been duly authorized, executed and delivered by the Trustee and is enforceable against the Trustee in accordance with its terms, subject to customary and usual exceptions.

                    (ii) The Trustee has full power and authority to execute and deliver the applicable Pooling and Servicing Agreement and to perform its obligations thereunder.

                    (iii) To the best of such counsel's knowledge,  there are no actions, proceedings or investigations pending or threatened against or affecting the Trustee before or by any court, arbitrator, administrative agency or other governmental authority which, if adversely decided, would materially and adversely affect the ability of the Trustee to carry out the transactions contemplated in the Pooling and Servicing Agreement.

                    (iv)  No   consent,   approval  or   authorization   of,  or
               registration, declaration or filing with, any court or governmental agency or body of the jurisdiction of incorporation of the Trustee is required for the execution, delivery or
               performance   by  the  Trustee  of  the  Pooling  and   Servicing
               Agreement.

               In rendering such opinion, such counsel may rely, as to matters of fact, to the extent deemed proper and stated therein, on certificates of responsible officers of the Trustee or public officials.

               (5) The favorable opinion or opinions, dated as of the applicable Closing Time, of counsel for the Underwriters with respect to the issue and sale of the Certificates the Registration Statement, this Agreement, the Prospectus, the applicable Prospectus Supplement and other related matters as the Underwriters may require.

          (c) At the applicable Closing Time you shall have received a certificate of the President or a Vice President of the Company, dated as of such Closing Time, to the effect that the representations and warranties of the Company contained in Section 1 are true and correct with the same force and effect as though such Closing Time were a Representation Date.

          (d) You shall have received from independent certified public accountants acceptable to you, a letter, dated as of the date of the applicable Terms Agreement and as of the applicable Closing Time, delivered at such times, in a form acceptable to you and to us.

          (e) At the Closing Time you shall have received, addressed to you, any additional opinions delivered by counsel pursuant to the request of the Rating Agency or Rating Agencies rating the Certificates.

          (f) At the applicable Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they reasonably may require for the purpose of enabling them to pass upon the issuance and sale of the Certificates as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Certificates as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

          (g) At the applicable Closing Time with respect to a Series of Certificates, you shall have received any Letter of Credit providing credit enhancement with respect to such Series or any Class thereof, and you shall have received an opinion of counsel from counsel to the provider of any such Letter of Credit, in form and substance satisfactory to you, to the effect that such Letter of Credit has been duly and validly authorized, executed and delivered by, and will constitute a legal, valid and binding obligation of, the provider of such Letter of Credit, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and as to enforceability, to general principles of equity (regardless whether enforcement is sought in a proceeding in equity or at law).


     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, and which nonfulfillment has, in your reasonable judgment, a material and adverse effect on your ability to issue and sell the Certificates as herein contemplated, the applicable Terms Agreement may be terminated by you by notice to the Company at any time at or prior to the applicable Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5.

     SECTION 5. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including without limitation those related to (i) the filing of the Registration Statement and all amendments thereto, (ii) the printing and delivery to the Underwriters, in such quantities as you may reasonably request, of copies of this Agreement, each Terms Agreement, (iii) the preparation, issuance and delivery of the Certificates to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Certificates under securities and Blue Sky laws and the determination of the eligibility of the Certificates for investment in accordance with the provisions of Section 3(f), including filing fees, and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal Investment Survey, (vi) the printing and delivery to the Underwriters, in such quantities as you may reasonably request, hereinafter stated, of copies of the Registration Statement and Prospectus relating to a Series of Certificates underwritten by such Underwriters and all amendments and supplements thereto, and of any Blue Sky Survey and Legal Investment Survey, (vii) the printing and delivery to the Underwriters, in such quantities as you may reasonably request, of copies of each Pooling and Servicing Agreement relating to a Series of Certificates underwritten by such Underwriters, (viii) the fees charged by investment rating agencies for rating the Certificates, (ix) the fees and expenses incurred in connection with the listing of the Certificates on any national securities exchange, (x) the fees and expenses incurred with respect to the National Association of Securities Dealers, Inc., including the fees and disbursements of counsel for the Underwriters in connection therewith and (xi) the fees and expenses of the Trustee and its counsel.

     If a Terms Agreement is terminated by you in accordance with the provisions of Section 4 or Section 9(i) hereof, the Company shall reimburse you for all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

     SECTION 6. Indemnification. (a) The Servicer agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, if such settlement is effected with the written consent of the Company and the Servicer; and

          (iii) against any and all expense whatsoever (including, subject to Section 6(c), the fees and disbursements of counsel chosen by you, reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

unless any such untrue statement or omission or alleged untrue statement or omission referred to in clauses (i), (ii) and (iii) above was made in reliance upon and in conformity with, written information furnished to the Company or the Servicer by the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

     This indemnity agreement will be in addition to any liability which the Company or the Servicer may otherwise have. Insofar as this indemnity may permit indemnification for liabilities under the 1933 Act of any person who is a partner of the Underwriters entitled to indemnity hereby or who controls the Underwriters within the meaning of Section 15 of the 1933 Act and who, at the date of this Agreement, is a director, officer or controlling person of the Company, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company and the Servicer, each of the Company's or the Servicer's directors, each of the Company's officers who signed the Registration Statement, and each person, if any, who controls the Company or the Servicer within the meaning of
Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by that Underwriter expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it with respect to which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to its own counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     SECTION 7. Contribution. (a) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Servicer on the one hand, and the Underwriters, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Servicer and one or more of the Underwriters in such proportion as is appropriate to reflect not only the relative benefits received by the Company and the Servicer on the one hand and the Underwriters on the other from the offering of the Certificates but also the relative fault of the Company and the Servicer on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages and expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Servicer on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the difference between (i) the total price at which the Certificates underwritten by the Underwriters and distributed to the public were offered to the public, and
(ii) the portion of the total net proceeds from the offering (before deducting expenses) received by the Company attributable to the Certificates. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company, the Servicer or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Servicer and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The amount paid by an indemnified party as a result of the losses, liabilities, claims, damages and expenses referred to in the first sentence of this Section 7(a) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this
Section 7(a). Notwithstanding the provisions of this Section 7(a), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by them and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (b) The obligations of the Company and the Servicer under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of the 1933 Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to the officers of the Company and the Servicer who signed the Registration Statement or any amendment thereof, to its directors, and to each person who controls the Company and the Servicer within the meaning of the 1933 Act.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company and the Servicer submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of the Underwriters or controlling person thereof, or by or on behalf of the Company and the Servicer and shall survive delivery of any Certificates to the Underwriters.

     SECTION 9. Termination of Agreement. This Agreement may be terminated for any reason at any time by any of the Company, the Servicer or you (insofar as this Agreement relates to a Series of Certificates underwritten by you) upon the giving of thirty days' written notice of such termination to the other party hereto. You, as Representative of the Underwriters named in any Terms Agreement, may also terminate such Terms Agreement, immediately upon notice to the Company and the Servicer, at any time at or prior to the applicable Closing Time (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement or Prospectus any change, or any development involving a prospective change in, or affecting, the condition, financial or otherwise, earnings, affairs or business of the Company or the Servicer whether or not arising in the ordinary course of business, which in your reasonable judgment would materially impair the market for, or the investment quality of, the Certificates subject to the applicable Terms Agreement, or (ii) if there has occurred any outbreak of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Certificates subject to the applicable Terms Agreement or enforce contracts for the sale of the Certificates, or (iii) if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or New Jersey authorities. In the event of any such termination, (A) the covenants set forth in Section 3 with respect to any offering of Certificates shall remain in effect so long as the Underwriters own any such Certificates purchased from the Company pursuant to the applicable Terms Agreement and (B) the covenant set forth in Section 3(c), the provisions of Section 5, the indemnity agreement set forth in Section 6, and the contribution provisions set forth in Section 7, and the provisions of Sections 8 and 13 shall remain in effect.

     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters participating in an offering of Certificates shall fail at the applicable Closing Time to purchase the Certificates which it or they are obligated to purchase hereunder and under the applicable Terms Agreement (the "Defaulted Certificates"), then such of you as are named therein shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Certificates in such amounts as may be agreed upon and upon the terms herein set forth. If, however, you have not completed such arrangements within such 24-hour period, then:

          (a) if the aggregate principal amount of Defaulted Certificates does not exceed ___% of the aggregate principal amount of the Certificates to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such non-defaulting Underwriters, or

          (b) if the aggregate principal amount of Defaulted Certificates exceeds ___% of the aggregate principal amount of the Certificates to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate, without any liability on the part of any non-defaulting Underwriters.

     No action taken pursuant to this Section shall relieve any defaulting Underwriters from liability with respect to any default of such Underwriters under this Agreement and the applicable Terms Agreement.

     In the event of a default by any Underwriters as set forth in this Section, either you or the Company shall have the right to postpone the applicable Closing Time for a period of time not exceeding seven days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

     SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication; a copy of any notice transmitted by telecopier shall be delivered by registered or certified mail, and any such telecopied notice shall be deemed to have been duly given only upon the receipt of a written acknowledgement from the party receiving such notice. Notices to the Underwriter shall be directed to you at the address set forth on the first page hereof, attention Syndicate Department. Notices to the Company shall be directed to The CIT Group Securitization Corporation II, 650 CIT Drive, Livingston, New Jersey 07039, attention James J. Egan, Jr., President. Notices to the Servicer shall be directed to The CIT Group/Sales Financing, Inc., 650 CIT Drive, Livingston, New Jersey 07039, attention James J. Egan, Jr., President.

     SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon you the Company and the Servicer and any Terms Agreement shall inure to the benefit of and be binding upon the Company and any Underwriter who becomes a party to a Terms Agreement, and their respective successors. Nothing expressed or mentioned in this Agreement or a Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives any legal or equitable right, remedy or claim under or with respect to this Agreement or a Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof or thereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives (to the extent of their rights as specified herein and therein) and for the benefit of no other person, firm or corporation. No purchaser of

Certificates from any Underwriters shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. Governing Law and Time. This Agreement and each Terms Agreement shall be governed by the laws of the State of New York. Specified times of day refer to New York City time.

     SECTION 14. Counterparts. This Agreement and any Terms Agreement may be executed in counterparts, each of which shall constitute an original of any party whose signature appears on it, and all of which shall together constitute a single instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and the Company in accordance with its terms.

                                    Very truly yours,



                                     THE CIT GROUP SECURITIZATION CORPORATION II


                                     By: _______________________________________
                                         Name:
                                         Title:


                                     THE CIT GROUP/SALES FINANCING, INC.


                                     By: _______________________________________
                                         Name:
                                         Title:

CONFIRMED AND ACCEPTED, as of
  the date first above written:

[Underwriter(s)]

By: ____________________________
    Name:
    Title:

                                                                       EXHIBIT A


                         MANUFACTURED HOUSING CONTRACT
                          PASS-THROUGH CERTIFICATES OF
             THE CIT GROUP SECURITIZATION CORPORATION II, AS SELLER


                                TERMS AGREEMENT
                                ---------------


                                                       Dated:             , 199


To:  The CIT Group Securitization Corporation II, as seller (the "Seller") under
     the  Pooling  and  Servicing  Agreement  dated as of            , 199  (the
     "Pooling Servicing Agreement")

Re:  Underwriting Agreement dated June  , 1993 (the "Agreement")


Series Designation:  Manufactured Housing Contract
                     [Senior/Subordinate] Pass-Through
                     Certificates Series 1993-_

Terms of the Certificates and Underwriting Compensation:

                                    Initial
                                    Principal               Remittance
Class                               Balance*                Rate
- -----                               --------                --------



- -----------------

*  Approximate.  Subject to permitted variance of plus or minus 5%.


Certificate Rating(s):
- ----------------------
         Class          : "    " by

REMIC Election:  [Yes] [No]
- ---------------
Trust Fund:
- -----------

     The Trust Fund shall include the Contracts listed in Exhibit A to the Pooling and Servicing Agreement.

Credit Enhancement:
- -------------------

Payment Dates: The      day of each month (or if such day is not a business day,
the next succeeding business day) commencing              , 199 .

Purchase Price:
- ---------------

     The purchase price payable by you for (i) the Class        Certificates  is
      % of the  principal  amount  thereof to be issued  plus  accrued  interest
thereon  at       %  per annum from               ,  199 ,  [(ii) the Class
Certificates  in       % of the  principal  amount  thereof  to be  issued  plus
accrued  interest  thereon at     % per annum from              , 199  and (iii)
the Class       Certificates  in      % of the  principal  amount  thereof to be
issued plus accrued interest at      % per annum from              , 199 .

Underwriting Commission:
- ------------------------

     Notwithstanding anything to the contrary in the Underwriting Agreement, no additional underwriting commission shall be payable by the Company to the Underwriter in connection with the purchase of the Certificates.

     Public Offering Price and/or method of determining price at which the Underwriter will sell the Certificates to the public:


Reallowance:
- ------------

Selling Concession:
- -------------------

Closing Date and  Location:                 , 199 ,  offices of [Schulte  Roth &
Zabel, 900 Third Avenue, New York,                           New York].


                                                     [Underwriter(s)]


                                                    By: ________________________
                                                        Name:
                                                        Title:


ACCEPTED:

THE CIT GROUP SECURITIZATION CORPORATION II


By: _________________________________________
    Name:
    Title: